UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 19, 2011 (April 18, 2011)

SOUTHERN COPPER CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	File No. 1-14066	13-3849074
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

11811 North Tatum Blvd., Suite 2500, Phoenix, AZ 85028

(Address and zip code of principal executive offices)

(602) 494-5328

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events

On April 18, 2011, Southern Copper Corporation, or SCC, issued a press release announcing financial results for the quarter ended on March 31, 2011.  In this press release SCC announced that on April 13, 2011, its Board of Directors authorized a dividend of U.S.¢56 per share payable on May 18, 2011 to shareholders of record at the close of business on May 4, 2011.  In this press release SCC also announced that due to activists’ disruptions, the Peruvian government has suspended the Tia Maria project.  The Company will let a prudent amount of time elapse because of the current political situation in Peru, but will provide, in the near future, every single piece of information requested by the Ministry of Energy and Mines with respect to the Environmental Impact Assessment.  The Company is confident that any concerns the authorities might have will be answered, as the Company has always complied with the highest environmental standards. The Company is also confident that good investment conditions, stability, growth and development will continue in Peru with the timely and wise intervention of the Peruvian authorities.  This will allow the Company to continue with the Tia Maria project.  A copy of this press release is attached hereto as Exhibit 99.1.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Southern Copper Corporation (“Southern Copper”) will file a Proxy Statement with the Securities and Exchange Commission regarding the proposed transaction.  Investors and security holders are urged to read carefully the Proxy Statement regarding the proposed transaction when it becomes available, because it will contain important information. Investors and security holders may obtain a free copy of the Proxy Statement (when it is available) and other documents containing information about Southern Copper, without charge, at the SEC’s web site at http://www.sec.gov.  Free copies of the Proxy Statement and Southern Copper’s filings may be obtained by directing a request to Southern Copper Corporation, 11811 North Tatum Blvd., Suite 2500, Phoenix, AZ 85028, USA, Attention: Investor Relations Department.

FORWARD-LOOKING STATEMENTS

Statements in this release that are “forward-looking statements” are based on currently available information, operating plans and projections about future events and trends.  They inherently involve risks and uncertainties that could cause actual results to differ materially from those predicted in such forward-looking statements.  Such risks and uncertainties include, but are not limited to: Southern Copper’s ability to enter into definitive agreements with respect to the proposed transaction; the results of Southern Copper’s due diligence review of ASARCO; Southern Copper’s ability to achieve the benefits contemplated by the proposed transaction; Southern Copper’s ability to promptly and effectively integrate with the businesses of AMC and ASARCO; the costs associated with the proposed transaction; the timing to consummate the proposed transaction; any necessary actions to obtain required regulatory approvals; the ability to obtain existing lender and other required third-party consents; increased costs; metal prices; unfavorable economic conditions; changes in the legal and regulatory environment; and unstable political conditions, civil unrest or other developments. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made.  Southern Copper does not undertake any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01   Financial Statements and Exhibits

(d)        Exhibits:

99.1       Press release of Southern Copper Corporation dated April 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION

By:	/s/ Jose N. Chirinos
Name:	Jose N. Chirinos
Title:	Comptroller

Date:  April 19, 2011

INDEX TO EXHIBITS

Exhibits

99.1	Press release of Southern Copper Corporation dated April 18, 2011.